Exhibit 99.2

April 25, 2012

FIRST QUARTER 2012

 Symetra Financial Corporation (SYA)

 Financial Supplement

All financial information in this document is unaudited

Symetra Financial Corporation

Financial Supplement

Table of Contents

March 31, 2012

Note: Historical data has been restated to reflect Symetra’s retrospective adoption of a new accounting standard for deferred acquisition costs (DAC) on January 1, 2012.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Financial Highlights

(In millions, except per share or percentage data)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Net income	$75.4	$73.7	$10.5	$58.1	$53.5

Net income per common share [1]
Basic	$0.55	$0.54	$0.08	$0.42	$0.39
Diluted	$0.55	$0.54	$0.08	$0.42	$0.39

Weighted-average common shares outstanding:
Basic	137.776	137.585	137.559	137.523	137.292
Diluted	137.781	137.595	137.571	137.532	137.300

Non-GAAP Financial Measures [2]
Adjusted operating income	$59.3	$51.1	$46.9	$48.5	$43.7

Adjusted operating income per common share: [1]
Basic	$0.43	$0.37	$0.34	$0.35	$0.32
Diluted	$0.43	$0.37	$0.34	$0.35	$0.32

	As of
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Consolidated Balance Sheet Data
Total investments	$26,415.0	$26,171.7	$25,852.2	$24,941.5	$24,200.5

Total assets	28,544.7	28,183.3	27,789.3	26,912.1	26,390.3

Notes payable	449.2	449.2	449.2	449.1	449.1

Accumulated other comprehensive income (net of taxes) (AOCI)	1,000.1	1,027.3	1,021.1	609.7	443.7

Total stockholders’ equity	3,154.7	3,114.9	3,042.2	2,627.3	2,410.2

U.S. Statutory Financial Information:
Statutory capital and surplus	$1,842.8	$1,822.8	$1,806.9	$1,827.8	$1,780.2
Asset valuation reserve (AVR)	244.2	220.7	189.8	212.9	206.1

Statutory book value	$2,087.0	$2,043.5	$1,996.7	$2,040.7	$1,986.3

Common shares outstanding, end of period (page 16)	119.074	118.637	118.595	118.571	118.535

Book value per common share	$22.85	$22.64	$22.11	$19.10	$17.53

Debt to capital ratio	12.5%	12.6%	12.9%	14.6%	15.7%

Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,154.6	$2,087.6	$2,021.1	$2,017.6	$1,966.5
Adjusted book value per common share :
Adjusted book value per common share [3]	$18.09	$17.60	$17.04	$17.02	$16.59
Adjusted book value per common share, as converted [4]	$17.19	$16.75	$16.28	$16.25	$15.89
Statutory book value per common share [5]	$17.53	$17.22	$16.84	$17.21	$16.76

Debt to capital ratio, excluding AOCI [6]	17.3%	17.7%	18.2%	18.2%	18.6%

	For the Twelve Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
ROE	7.6%	7.2%	7.0%	9.1%	8.6%

Non-GAAP Financial Measure [2]
Operating ROAE [7]	10.0%	9.5%	9.5%	9.4%	9.1%

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

2 Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts, and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 16, and 17, respectively.

3 Adjusted book value per common share is calculated based on adjusted book value, divided by common shares outstanding.

4 Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

5 Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

6 Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.

7 Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Consolidated Income Statement Data

(In millions, except per share data)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Revenues:
Premiums	$150.3	$149.7	$150.5	$119.4	$120.9
Net investment income	320.5	333.2	315.5	312.2	310.0
Policy fees, contract charges and other	46.3	44.6	45.5	45.9	44.7
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(3.6)	(4.2)	(5.0)	(3.1)	(0.9)
Less: portion recognized in other comprehensive income	1.1	(1.3)	0.1	0.3	—

Net impairment losses recognized in earnings	(2.5)	(5.5)	(4.9)	(2.8)	(0.9)
Other net realized investment gains (losses)	28.4	39.6	(51.7)	16.9	16.5

Total net realized investment gains (losses)	25.9	34.1	(56.6)	14.1	15.6
Total revenues	543.0	561.6	454.9	491.6	491.2

Benefits and expenses:
Policyholder benefits and claims	105.2	96.0	109.4	83.7	92.3
Interest credited	229.5	243.2	229.3	225.1	228.3
Other underwriting and operating expenses	83.0	87.3	82.6	76.1	71.9
Interest expense	8.2	8.1	8.0	8.0	8.0
Amortization of deferred policy acquisition costs	15.8	21.1	15.0	16.4	16.3

Total benefits and expenses	441.7	455.7	444.3	409.3	416.8

Income from operations before income taxes	101.3	105.9	10.6	82.3	74.4
Provision (benefit) for income taxes:
Current	(6.3)	17.7	26.0	31.1	11.2
Deferred	32.2	14.5	(25.9)	(6.9)	9.7

Total provision for income taxes	25.9	32.2	0.1	24.2	20.9

Net income	$75.4	$73.7	$10.5	$58.1	$53.5

Net income per common share: [1]
Basic	$0.55	$0.54	$0.08	$0.42	$0.39
Diluted	$0.55	$0.54	$0.08	$0.42	$0.39

Weighted-average number of common shares outstanding:
Basic	137.776	137.585	137.559	137.523	137.292
Diluted	137.781	137.595	137.571	137.532	137.300

Cash dividends declared per common share	$0.07	$0.06	$0.06	$0.06	$0.05
Non-GAAP Financial Measures:

Adjusted operating income	$59.3	$51.1	$46.9	$48.5	$43.7

Adjusted operating income per common share: [1]
Basic	$0.43	$0.37	$0.34	$0.35	$0.32
Diluted	$0.43	$0.37	$0.34	$0.35	$0.32

Weighted-average number of common shares outstanding:
Basic	137.776	137.585	137.559	137.523	137.292
Diluted	137.781	137.595	137.571	137.532	137.300
Reconciliation to net income:
Net income	$75.4	$73.7	$10.5	$58.1	$53.5
Less: Net realized investment gains (losses) (net of taxes)	16.9	22.2	(36.8)	9.2	10.1
Add: Net realized gains (losses) — FIA (net of taxes)	0.8	(0.4)	(0.4)	(0.4)	0.3

Adjusted operating income	$59.3	$51.1	$46.9	$48.5	$43.7

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Consolidated Balance Sheet Data

(In millions)

	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$22,944.8	$22,905.2	$22,881.6	$22,146.5	$21,785.4
Marketable equity securities, at fair value	48.6	50.3	50.3	51.2	46.4
Trading securities:
Marketable equity securities, at fair value	406.0	381.7	338.1	380.9	224.7
Mortgage loans, net	2,671.1	2,517.6	2,277.3	2,085.0	1,862.0
Policy loans	70.0	69.0	69.5	69.6	70.4
Investments in limited partnerships	245.7	226.9	214.6	193.8	198.8
Other invested assets	28.8	21.0	20.8	14.5	12.8

Total investments	26,415.0	26,171.7	25,852.2	24,941.5	24,200.5
Cash and cash equivalents	279.2	242.3	182.8	87.4	307.9
Accrued investment income	273.0	269.4	271.4	268.1	267.3
Reinsurance recoverables	294.4	295.6	291.5	288.8	283.9
Deferred policy acquisition costs	182.1	186.0	174.7	207.8	230.5
Receivables and other assets	248.0	222.5	270.4	231.2	198.7
Separate account assets	853.0	795.8	746.3	887.3	901.5

Total assets	$28,544.7	$28,183.3	$27,789.3	$26,912.1	$26,390.3

Liabilities and stockholders’ equity
Funds held under deposit contracts	$22,700.6	$22,449.5	$22,223.4	$21,909.0	$21,553.4
Future policy benefits	390.9	391.2	398.9	399.6	399.3
Policy and contract claims	148.0	170.9	170.4	126.4	108.2
Other policyholders’ funds	143.2	129.0	126.3	122.1	125.4
Notes payable	449.2	449.2	449.2	449.1	449.1
Deferred income tax liabilities, net	412.6	395.0	377.3	181.5	99.0
Other liabilities	292.5	287.8	255.3	209.8	344.2
Separate account liabilities	853.0	795.8	746.3	887.3	901.5

Total liabilities	25,390.0	25,068.4	24,747.1	24,284.8	23,980.1
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,455.9	1,454.6	1,453.6	1,452.3	1,451.1
Retained earnings	697.5	631.8	566.3	564.1	514.2
Accumulated other comprehensive income, net of taxes	1,000.1	1,027.3	1,021.1	609.7	443.7

Total stockholders’ equity	3,154.7	3,114.9	3,042.2	2,627.3	2,410.2

Total liabilities and stockholders’ equity	$28,544.7	$28,183.3	$27,789.3	$26,912.1	$26,390.3

Symetra Financial Corporation

1Q 2012 Financial Supplement

Segment Income Statement Data

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Operating revenues:
Benefits Divison	$148.9	$148.7	$149.2	$117.9	$117.5
Retirement Division:
Deferred Annuities	140.7	147.5	137.2	133.1	128.7
Income Annuities	105.3	104.5	102.5	102.7	105.2
Life Division	113.1	116.7	110.9	111.6	112.8
Other	10.3	9.4	11.1	11.6	11.9

Operating revenues	518.3	526.8	510.9	476.9	476.1
Add: Net realized investment gains (losses) — excluding FIA	24.7	34.8	(56.0)	14.7	15.1

Revenues	$543.0	$561.6	$454.9	$491.6	$491.2
Segment pre-tax adjusted operating income (loss):
Benefits Divison	$25.1	$24.2	$21.9	$19.0	$14.0
Retirement Division:
Deferred Annuities	25.8	27.5	26.5	21.1	20.7
Income Annuities	14.5	6.5	7.1	12.6	8.9
Life Division	14.5	18.1	12.8	17.3	17.1
Other	(3.3)	(5.2)	(1.7)	(2.4)	(1.4)

Pre-tax adjusted operating income [1]	76.6	71.1	66.6	67.6	59.3
Add: Net realized investment gains (losses) — excluding FIA	24.7	34.8	(56.0)	14.7	15.1

Income from operations before income taxes	$101.3	$105.9	$10.6	$82.3	$74.4

1 Pre-tax adjusted operating income is a non-GAAP measure, calculated as adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure. Income from operations before income taxes is the most directly comparable measure to pre-tax adjusted operating income.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Benefits Division

(In millions)

	For the Three Months Ended
	Mar. 31, 2012 [6]	Dec. 31, 2011 [6]	Sep. 30, 2011 [6]	Jun. 30, 2011	Mar. 31, 2011
Operating revenues:
Premiums	$140.5	$140.5	$140.8	$109.8	$110.0
Net investment income	5.4	4.9	4.6	4.4	4.2
Policy fees, contract charges and other	3.0	3.3	3.8	3.7	3.3

Total operating revenues	148.9	148.7	149.2	117.9	117.5

Benefits and expenses:
Policyholder benefits and claims	86.6	83.7	89.6	68.5	74.3
Other underwriting and operating expenses	37.2	40.8	37.7	30.4	29.2

Total benefits and expenses	123.8	124.5	127.3	98.9	103.5

Segment pre-tax adjusted operating income	$25.1	$24.2	$21.9	$19.0	$14.0

Operating Metrics:
Loss ratio [1]	61.6%	59.6%	63.6%	62.4%	67.6%
Expense ratio [2]	26.6%	27.5%	26.0%	26.9%	25.7%

Combined ratio [3]	88.2%	87.1%	89.6%	89.3%	93.3%

Medical stop-loss — loss ratio [4]	61.9%	61.4%	65.4%	63.6%	69.3%
Total sales [5]	$66.7	$26.5	$20.1	$23.4	$48.7
Premiums:
Medical stop-loss	$125.7	$126.0	$126.4	$96.6	$96.7
Limited benefit medical	11.9	11.6	11.5	10.5	10.7
Other	2.9	2.9	2.9	2.7	2.6

Total premiums earned	$140.5	$140.5	$140.8	$109.8	$110.0

5 Year Historical Loss Ratio 1:

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2011	67.6%	62.4%	63.6%	59.6%	63.1%
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
2007	55.7%	54.8%	51.0%	55.9%	54.3%

1 Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.

2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations divided by premiums earned.

3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.

4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incured divided by medical stop-loss premiums earned.

5 Total sales represents annualized first-year premiums net of first year policy lapses.

6 Includes impact of medical stop-loss business assumed from AUL.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Retirement Division — Deferred Annuities

(In millions)

	For the Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2012	2011	2011	2011	2011
Operating revenues:
Net investment income	$134.4	$143.4	$132.9	$128.2	$123.1
Policy fees, contract charges and other	5.1	4.8	4.9	5.5	5.1
Net realized gains (losses) — FIA	1.2	(0.7)	(0.6)	(0.6)	0.5

Total operating revenues	140.7	147.5	137.2	133.1	128.7
Benefits and expenses:
Policyholder benefits and claims	(0.1)	(0.3)	0.6	—	(0.1)
Interest credited	82.2	84.3	80.7	79.9	77.6
Other underwriting and operating expenses	19.0	17.9	17.1	17.5	16.2
Amortization of deferred policy acquisition costs	13.8	18.1	12.3	14.6	14.3

Total benefits and expenses	114.9	120.0	110.7	112.0	108.0

Segment pre-tax adjusted operating income	$25.8	$27.5	$26.5	$21.1	$20.7

Operating Metrics:
Account values — fixed annuities	$10,807.7	$10,613.1	$10,422.4	$10,127.3	$9,793.9
Account values — variable annuities	763.8	713.8	670.9	796.9	809.2
Interest spread [1]	1.94%	2.18%	1.92%	1.81%	1.82%

Base earned yield [2]	4.91%	4.94%	5.04%	5.06%	5.07%
Base credited rate [2]	3.01%	3.13%	3.20%	3.25%	3.26%

Base interest spread [2]	1.90%	1.81%	1.84%	1.81%	1.81%
Total sales [3]	$353.8	$356.8	$393.6	$446.5	$618.4

1 Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

2 Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, net of any related deferred sales inducement unlocking, and the MBS prepayment speed adjustment. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

3 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Fixed Annuity Account Values by Contract Minimum Interest Guarantees as of March 31, 2012:

	Contract Minimum Interest Guarantee [2]
	> 3.5% [1]	<= 3.5% > 1.5%	<= 1.5%

Account values — fixed annuities	$1,178.9	$1,075.6	$8,512.3

1 The maximum interest is 4.5% on a $137.6 block of business.

2 Excludes standard non-forfeiture impacts.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Retirement Division — Income Annuities

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Operating revenues:
Net investment income	$104.1	$103.9	$101.9	$102.3	$105.0
Policy fees, contract charges and other	1.2	0.6	0.6	0.4	0.2

Total operating revenues	105.3	104.5	102.5	102.7	105.2

Benefits and expenses:
Interest credited	84.5	91.6	88.1	83.6	89.7
Other underwriting and operating expenses	5.7	5.8	6.7	5.9	5.9
Amortization of deferred policy acquisition costs	0.6	0.6	0.6	0.6	0.7

Total benefits and expenses	90.8	98.0	95.4	90.1	96.3

Segment pre-tax adjusted operating income	$14.5	$6.5	$7.1	$12.6	$8.9

Operating Metrics:
Reserves [1]	$6,610.0	$6,608.3	$6,618.9	$6,646.6	$6,681.4
Interest spread [2]	0.59%	0.57%	0.53%	0.48%	0.58%
Base earned yield [3]	6.10%	6.15%	6.13%	6.09%	6.08%
Base credited rate [3]	5.59%	5.62%	5.59%	5.59%	5.62%

Base interest spread [3]	0.51%	0.53%	0.54%	0.50%	0.46%
MBS prepayment speed adjustment [4]	$0.1	$0.3	$(0.2)	$(0.7)	$1.8
Mortality gains (losses) [5]	5.4	(3.9)	(1.4)	4.9	0.7
Total sales [6]	55.8	54.1	64.6	38.7	64.5

5 Year Historical Mortality Gains (Losses): 5

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q

2011	$0.7	$4.9	$(1.4)	$(3.9)	$0.3
2010	(0.1)	(1.8)	(0.1)	(0.6)	(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1
2007	1.9	—	(0.9)	(1.1)	(0.1)

1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

2 Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.

3 Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums and the MBS prepayment speed adjustment.

4 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

5 Mortality gains (losses) represents the difference between actual and expected reserves released on our life contingent annuities.

6 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Life Division

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Operating revenues:
Premiums	$9.8	$9.2	$9.7	$9.6	$10.9
Net investment income	71.6	75.9	70.3	71.1	71.2
Policy fees, contract charges and other	31.7	31.6	30.9	30.9	30.7

Total operating revenues	113.1	116.7	110.9	111.6	112.8
Benefits and expenses:
Policyholder benefits and claims [12]	18.7	12.6	19.2	15.2	18.1
Interest credited [12]	63.2	68.0	61.1	62.2	61.7
Other underwriting and operating expenses	15.3	15.6	15.7	15.7	14.6
Amortization of deferred policy acquisition costs	1.4	2.4	2.1	1.2	1.3

Total benefits and expenses	98.6	98.6	98.1	94.3	95.7

Segment pre-tax adjusted operating income	$14.5	$18.1	$12.8	$17.3	$17.1

Operating Metrics:
Individual insurance:
Individual insurance in force [1]	$36,643.7	$36,918.8	$37,200.5	$37,439.7	$37,689.0
Individual claims [2]	15.7	13.5	13.0	12.1	15.7
Annualized mortality rate [3]	0.17%	0.15%	0.14%	0.13%	0.17%
UL account value [4]	$698.1	$678.9	$659.1	$635.5	$617.3
UL interest spread [5]	1.69%	0.34%	1.51%	1.58%	1.87%
UL base interest spread [6]	1.68%	1.62%	1.52%	1.61%	1.76%
Individual sales [7]	$3.0	$3.1	$3.3	$2.9	$2.4
BOLI:
BOLI insurance in force [1]	$12,652.4	$12,584.0	$12,678.2	$12,681.6	$12,681.3
BOLI account value [4]	4,544.8	4,491.5	4,474.2	4,442.0	4,403.0
BOLI PGAAP reserve balance [8]	17.7	19.6	21.5	23.6	25.8
BOLI ROA [9]	1.01%	1.15%	0.82%	0.98%	1.14%
BOLI base ROA [10]	0.94%	0.98%	0.85%	1.01%	1.08%
BOLI sales [11]	$2.0	$—	$—	$—	$—

5 Year Historical Individual Claims:

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2011	15.7	12.1	13.0	13.5	54.3
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7
2007	13.5	14.0	12.1	11.6	51.2

1 Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.

2 Individual claims repesents incurred claims, net of reinsurance, on our term and universal life policies.

3 Annualized mortality rate is defined as annualized individual claims divided by insurance in force.

4 UL account value and BOLI account value represent our liabilities to our policyholders. UL account values include SPL account values of $183.0, $161.6, $140.2, $114.9, and $94.2 for the five quarters presented.

5 UL interest spread, excluding SPL, is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees.

6 UL base interest spread, excluding SPL, is UL interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

7 Individual sales represent annualized first year premiums for recurring premium products, and 10% of new single premiums deposits net of first year policy lapses and/or surrenders.

8 Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.

9 BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.

10 BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

11 BOLI sales represent 10% of new BOLI total deposits.

12 Policyholder benefits and claims and interest credited reflect fourth quarter 2011 reserve adjustments of $(2.1) and $4.0, respectively.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Other

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Operating revenues:
Net investment income	$5.0	$5.1	$5.8	$6.2	$6.5
Policy fees, contract charges and other	5.3	4.3	5.3	5.4	5.4

Total operating revenues	10.3	9.4	11.1	11.6	11.9

Benefits and expenses:
Interest credited	(0.4)	(0.7)	(0.6)	(0.6)	(0.7)
Other underwriting and operating expenses	5.8	7.2	5.4	6.6	6.0
Interest expense	8.2	8.1	8.0	8.0	8.0

Total benefits and expenses	13.6	14.6	12.8	14.0	13.3

Segment pre-tax adjusted operating loss	$(3.3)	$(5.2)	$(1.7)	$(2.4)	$(1.4)

Symetra Financial Corporation

1Q 2012 Financial Supplement

Deferred Policy Acquisition Costs (DAC) Roll Forwards

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Summary — Total Company
Unamortized balance, beginning of period	$368.4	$367.6	$362.5	$356.6	$342.5
Deferral of acquisition costs:
Commissions	17.4	18.7	18.7	20.4	28.8
Other acquisition expenses	2.3	2.7	3.0	2.4	2.3

Total deferral of acquisition costs	19.7	21.4	21.7	22.8	31.1
Adjustments related to inv (gains) losses	—	0.5	(1.6)	(0.5)	(0.7)
Amortization	(15.8)	(21.1)	(15.0)	(16.4)	(16.3)

Unamortized balance, end of period	372.3	368.4	367.6	362.5	356.6
Accum effect of net unrealized gains	(190.2)	(182.4)	(192.9)	(154.7)	(126.1)

DAC balance, end of period	$182.1	$186.0	$174.7	$207.8	$230.5

Retirement Division — Deferred Annuities
Unamortized balance, beginning of period	$265.5	$267.1	$265.4	$262.4	$251.8
Deferral of acquisition costs:
Commissions	12.6	14.6	14.3	16.8	24.4
Other acquisition expenses	1.3	1.4	1.4	1.1	1.2

Total deferral of acquisition costs	13.9	16.0	15.7	17.9	25.6
Adjustments related to inv (gains) losses	(0.1)	0.5	(1.7)	(0.3)	(0.7)
Amortization	(13.8)	(18.1)	(12.3)	(14.6)	(14.3)

Unamortized balance, end of period	265.5	265.5	267.1	265.4	262.4
Accum effect of net unrealized gains	(179.2)	(171.7)	(182.0)	(148.0)	(121.7)

DAC balance, end of period	$86.3	$93.8	$85.1	$117.4	$140.7

Retirement Division — Income Annuities
Unamortized balance, beginning of period	$37.9	$36.2	$34.3	$33.1	$31.2
Deferral of acquisition costs:
Commissions	2.0	1.9	2.1	1.5	2.3
Other acquisition expenses	0.3	0.4	0.4	0.3	0.3

Total deferral of acquisition costs	2.3	2.3	2.5	1.8	2.6
Amortization	(0.6)	(0.6)	(0.6)	(0.6)	(0.7)

Unamortized balance, end of period	39.6	37.9	36.2	34.3	33.1

DAC balance, end of period	$39.6	$37.9	$36.2	$34.3	$33.1

Life Division
Unamortized balance, beginning of period	$65.0	$64.3	$62.8	$61.1	$59.5
Deferral of acquisition costs:
Commissions	2.8	2.2	2.3	2.1	2.1
Other acquisition expenses	0.7	0.9	1.2	1.0	0.8

Total deferral of acquisition costs	3.5	3.1	3.5	3.1	2.9
Adjustments related to inv (gains) losses	0.1	—	0.1	(0.2)	—
Amortization	(1.4)	(2.4)	(2.1)	(1.2)	(1.3)

Unamortized balance, end of period	67.2	65.0	64.3	62.8	61.1
Accum effect of net unrealized gains	(11.0)	(10.7)	(10.9)	(6.7)	(4.4)

DAC balance, end of period	$56.2	$54.3	$53.4	$56.1	$56.7

Note: Historical data has been restated to reflect Symetra’s retrospective adoption of a new accounting standard for deferred acquisition costs (DAC) on January 1, 2012.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Account Value and Reserve Roll Forwards

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Retirement Division:
Deferred Annuities:
Fixed Account Values
Account value, beginning of period	$10,613.1	$10,422.4	$10,127.3	$9,793.9	$9,243.7
Deposits	468.4	432.1	458.1	498.5	659.2
Withdrawals and transfers	(377.3)	(319.2)	(269.7)	(252.2)	(203.4)

Net flows	91.1	112.9	188.4	246.3	455.8
Interest credited	84.6	89.3	90.9	90.5	88.2
Other	18.9	(11.5)	15.8	(3.4)	6.2

Account value, end of period	$10,807.7	$10,613.1	$10,422.4	$10,127.3	$9,793.9
Income Annuities:
Reserves
Reserves, beginning of period	$6,608.3	$6,618.9	$6,646.6	$6,681.4	$6,676.8
Deposits	50.5	51.4	58.8	37.7	65.3
Benefit payments	(139.7)	(163.4)	(175.8)	(160.7)	(146.2)

Net flows	(89.2)	(112.0)	(117.0)	(123.0)	(80.9)
Interest credited	94.8	95.2	95.2	95.5	96.2
Other	(3.9)	6.2	(5.9)	(7.3)	(10.7)

Reserves, end of period	$6,610.0	$6,608.3	$6,618.9	$6,646.6	$6,681.4
Life Division:
BOLI Account Values
Account value, beginning of period	$4,491.5	$4,474.2	$4,442.0	$4,403.0	$4,365.4
Deposits	20.0	—	—	—	—
Surrenders/claims	—	(21.5)	—	—	—

Net flows	20.0	(21.5)	—	—	—
Interest credited	54.5	55.4	53.3	54.9	54.1
Administrative charges and other	(21.2)	(16.6)	(21.1)	(15.9)	(16.5)

Account value, end of period	$4,544.8	$4,491.5	$4,474.2	$4,442.0	$4,403.0
UL Account Values
Account value, beginning of period	$678.9	$659.1	$635.5	$617.3	$607.0
Deposits	34.1	33.8	37.8	33.2	28.3
Surrenders/claims	(6.2)	(6.3)	(5.9)	(7.3)	(13.3)

Net flows	27.9	27.5	31.9	25.9	15.0
Interest credited	7.5	7.3	7.3	6.8	6.4
Administrative charges and other	(16.2)	(15.0)	(15.6)	(14.5)	(11.1)

Account value, end of period	$698.1	$678.9	$659.1	$635.5	$617.3

Symetra Financial Corporation

1Q 2012 Financial Supplement

Overview of Liabilities and Associated Unrealized Gains

(In millions)

	As of Mar. 31, 2012
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,606.2		$530.1
Deferred annuities with 5 year payout provision or MVA [2]	307.6		21.1
Traditional insurance (net of reinsurance) [3]	178.9		15.5
Group health & life (net of reinsurance) [3]	126.8		1.3

Total illiquid liabilities	7,219.5	31.4%	568.0

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI) [4]	4,630.3		363.7
Deferred annuities with surrender charges of 5% or higher	6,933.4		475.6
Universal life with surrender charges of 5% or higher	269.9		19.0

Total somewhat liquid liabilities	11,833.6	51.4%	858.3

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	816.0		56.0
Less than 3%	163.3		11.2
No surrender charges [5]	2,515.5		172.5
Universal life with surrender charges less than 5%	444.8		31.0
BOLI [6]	3.1		0.2
Traditional insurance (net of reinsurance) [6]	3.0		0.3
Group health & life (net of reinsurance) [6]	11.7		0.1

Total fully liquid liabilities	3,957.4	17.2%	271.3

Assets supporting surplus portfolio			135.3

Total [7]	$23,010.5	100.0%	$1,832.9

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,832.9
Tax on unrealized gains and losses on available for sale securities			(641.5)
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax			(189.6)
Other			(1.7)

AOCI			$1,000.1

1 These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts to be paid over the next several decades.

2 In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

3 The surrender value on these contracts is generally zero. Represents incurred but not reported claim liabilities.

4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business may not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.

5 Approximately half of this business has been with the Company for over a decade, contains lifetime minimum interest guarantees of 4.0% to 4.5% and has been free of surrender charges for many years. This business has experienced high persistency given the high lifetime guarantees that have not been available in the market on new issues for many years.

6 Represents reported claim liabilities.

7 Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $229.0.

8 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Investments Summary

(In millions)

	As of
	Mar. 31, 2012%		Dec. 31, 2011%		Sep. 30, 2011%		Jun. 30, 2011%		Mar. 31, 2011%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$22,944.8	86.9%	$22,905.2	87.5%	$22,881.6	88.5%	$22,146.5	88.8%	$21,785.4	90.0%
Marketable equity securities, at fair value	48.6	0.2%	50.3	0.2%	50.3	0.2%	51.2	0.2%	46.4	0.2%
Trading securities:
Marketable equity securities, at fair value	406.0	1.5%	381.7	1.4%	338.1	1.3%	380.9	1.5%	224.7	0.9%
Mortgage loans, net	2,671.1	10.1%	2,517.6	9.6%	2,277.3	8.8%	2,085.0	8.4%	1,862.0	7.7%
Policy loans	70.0	0.3%	69.0	0.3%	69.5	0.3%	69.6	0.3%	70.4	0.3%
Investment in limited partnerships	245.7	0.9%	226.9	0.9%	214.6	0.8%	193.8	0.8%	198.8	0.8%
Other invested assets	28.8	0.1%	21.0	0.1%	20.8	0.1%	14.5	0.0%	12.8	0.1%
Total investments	26,415.0	100.0%	26,171.7	100.0%	25,852.2	100.0%	24,941.5	100.0%	24,200.5	100.0%
Cash and cash equivalents	279.2		242.3		182.8		87.4		307.9
Total investments, cash and cash equivalents	$26,694.2		$26,414.0		$26,035.0		$25,028.9		$24,508.4
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$13,760.3	60.0%	$13,987.6	61.1%	$14,151.4	61.8%	$13,391.0	60.5%	$13,141.0	60.3%
2: BBB	7,718.9	33.6%	7,409.5	32.3%	7,343.9	32.1%	7,274.2	32.8%	7,306.9	33.6%
Total investment grade	21,479.2	93.6%	21,397.1	93.4%	21,495.3	93.9%	20,665.2	93.3%	20,447.9	93.9%
3: BB	849.3	3.7%	897.8	3.9%	791.6	3.5%	853.6	3.9%	719.5	3.3%
4: B	509.4	2.2%	507.5	2.2%	491.6	2.2%	480.3	2.2%	462.7	2.1%
5: CCC & lower	100.5	0.5%	96.2	0.4%	95.7	0.4%	139.4	0.6%	146.6	0.7%
6: In or near default	6.4	0.0%	6.6	0.1%	7.4	0.0%	8.0	0.0%	8.7	0.0%
Total below investment grade	1,465.6	6.4%	1,508.1	6.6%	1,386.3	6.1%	1,481.3	6.7%	1,337.5	6.1%
Total fixed maturities	$22,944.8	100.0%	$22,905.2	100.0%	$22,881.6	100.0%	$22,146.5	100.0%	$21,785.4	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$112.5	0.5%	$64.1	0.3%	$35.0	0.2%	$43.1	0.2%	$156.7	0.7%
State and political subdivisions	631.7	2.7%	635.3	2.8%	540.2	2.4%	523.6	2.4%	462.8	2.1%
Foreign governments	19.2	0.1%	20.9	0.1%	21.1	0.1%	21.9	0.1%	21.7	0.1%
Corporate securities	16,414.8	71.5%	16,204.3	70.7%	16,166.5	70.6%	15,544.2	70.2%	14,996.9	68.8%
Residential mortgage-backed securities	3,454.1	15.1%	3,625.0	15.8%	3,708.4	16.2%	3,631.4	16.4%	3,815.3	17.5%
Commercial mortgage-backed securities	1,825.4	8.0%	1,837.0	8.0%	1,837.6	8.0%	1,816.9	8.2%	1,802.9	8.3%
Other debt obligations	487.1	2.1%	518.6	2.3%	572.8	2.5%	565.4	2.5%	529.1	2.5%
Total fixed maturities	$22,944.8	100.0%	$22,905.2	100.0%	$22,881.6	100.0%	$22,146.5	100.0%	$21,785.4	100.0%
Effective Duration	5.7		5.8		5.7		5.7		5.6
Average Investment Yield	5.16%		5.31%		5.26%		5.28%		5.32%

	For the Three Months Ended
	Mar. 31, 2012%		Dec. 31, 2011%		Sep. 30, 2011%		Jun. 30, 2011%		Mar. 31, 2011%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$6.3	3.3%	$9.0	3.7%	$11.6	4.7%	$11.4	4.8%	$5.7	2.3%
Retirement Division:
Deferred Annuities	38.4	20.1%	158.7	64.5%	97.0	39.2%	44.6	18.9%	113.2	46.4%
Income Annuities	16.8	8.8%	(42.0)	-17.1%	26.2	10.6%	107.3	45.4%	25.8	10.6%
Life Division	90.6	47.5%	96.2	39.1%	79.2	32.1%	69.7	29.5%	85.6	35.1%
Other	38.8	20.3%	24.1	9.8%	33.2	13.4%	3.4	1.4%	13.8	5.6%
Total	$190.9	100.0%	$246.0	100.0%	$247.2	100.0%	$236.4	100.0%	$244.1	100.0%

[1]	Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Investments Income Statement Data

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
MBS Prepayment Speed Adjustment: [1]
Benefits Division	$—	$—	$—	$(0.1)	$—
Retirement Division:
Deferred Annuities	(0.2)	—	(0.2)	(0.4)	0.2
Income Annuities	0.1	0.3	(0.2)	(0.7)	1.8
Life Division	0.6	0.7	(0.5)	(0.5)	0.8
Other	1.6	0.3	(0.4)	0.2	0.3

	$2.1	$1.3	$(1.3)	$(1.5)	$3.1

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Net Realized Investment Gains (Losses):
Fixed maturities:
Gross gains on sales	$9.9	$4.2	$2.3	$29.7	$2.7
Gross losses on sales	(2.1)	(0.5)	—	(1.5)	(6.1)
Other-than-temporary impairments	(2.5)	(5.5)	(4.9)	(2.8)	(0.9)
Other [2]	3.6	(0.2)	1.7	(2.2)	8.2

Total fixed maturities	8.9	(2.0)	(0.9)	23.2	3.9
Marketable equity securities, trading [3]	18.0	38.5	(52.1)	(7.7)	12.2
Other invested assets	(1.0)	(3.0)	(1.1)	(0.7)	0.5
DAC/DSI adjustment	—	0.6	(2.5)	(0.7)	(1.0)

Net realized investment gains (losses)	$25.9	$34.1	$(56.6)	$14.1	$15.6

1 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

2 Other includes net gains (losses) on calls and redemptions, and changes in the fair value of convertible fixed maturities.

3 Marketable equity securities, trading includes net gains (losses) on changes in fair value.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Sales by Segment and Product

(In millions)

	For the Three Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Benefits Division [1]
Medical stop-loss	$59.1	$22.3	$16.3	$18.1	$41.9
Limited benefit medical	2.9	3.2	1.9	4.7	6.0
Group life & disability	4.7	1.0	1.9	0.6	0.8

Total	$66.7	$26.5	$20.1	$23.4	$48.7

Retirement Division — Deferred Annuities [2]
Fixed annuities [5]	$285.5	$326.1	$370.5	$437.6	$611.3
Fixed indexed annuity	60.6	25.8	16.4	3.1	—
Variable annuities [5]	7.7	4.9	6.7	5.8	7.1

Total	$353.8	$356.8	$393.6	$446.5	$618.4

Retirement Division — Income Annuities [2]
SPIA	$28.2	$20.8	$32.1	$25.1	$33.1
Structured settlements	27.6	33.3	32.5	13.6	31.4

Total	$55.8	$54.1	$64.6	$38.7	$64.5

Life Division
Term life [1]	$0.5	$0.5	$0.5	$0.6	$0.4
Universal life [1]	0.3	0.4	0.2	0.2	0.4
Single premium life [3]	2.2	2.2	2.6	2.1	1.6

Individual sales	3.0	3.1	3.3	2.9	2.4
BOLI [4]	2.0	—	—	—	—

Total	$5.0	$3.1	$3.3	$2.9	$2.4

[1]	Represents annualized first-year premiums net of first year policy lapses.
[2]	Represents deposits for new policies net of first year policy lapses and/or surrenders.
[3]	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
[4]	Represents 10% of new deposits.
[5]	Sales from retirement plans are included in fixed and variable annuities.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Book Value, Adjusted Book Value and Statutory Book Value per Share

(In millions, except per share amounts)

	As of
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Book value per common share [1]	$22.85	$22.64	$22.11	$19.10	$17.53
Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$18.09	$17.60	$17.04	$17.02	$16.59
Adjusted book value per common share, as converted [3]	$17.19	$16.75	$16.28	$16.25	$15.89
Statutory book value per common share [4]	$17.53	$17.22	$16.84	$17.21	$16.76
Numerator:
Total stockholders’ equity	$3,154.7	$3,114.9	$3,042.2	$2,627.3	$2,410.2
AOCI	1,000.1	1,027.3	1,021.1	609.7	443.7
Adjusted book value	$2,154.6	$2,087.6	$2,021.1	$2,017.6	$1,966.5
Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1
Adjusted book value, as converted	$2,372.7	$2,305.7	$2,239.2	$2,235.7	$2,184.6

Total stockholders’ equity	$3,154.7	$3,114.9	$3,042.2	$2,627.3	$2,410.2
Stockholders’ equity of non-insurance entities	(265.9)	(257.5)	(255.8)	(245.5)	(250.8)
Statutory adjustments	(1,046.0)	(1,034.6)	(979.5)	(554.0)	(379.2)
Asset valuation reserve (AVR)	244.2	220.7	189.8	212.9	206.1
Statutory book value	$2,087.0	$2,043.5	$1,996.7	$2,040.7	$1,986.3
Denominator: [5]
Common shares outstanding	119.074	118.637	118.595	118.571	118.535
Total outstanding common shares and shares subject to warrants	138.050	137.613	137.571	137.547	137.511

[1]	Book value per common share is calculated based on stockholders’ equity divided by outstanding common shares and shares subject to outstanding warrants.
[2]	Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by common shares outstanding.
[3]

Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

[4]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

	As of
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
[5] Reconciliation of outstanding shares:
Common shares outstanding, beginning of period	118.637	118.595	118.571	118.535	118.216
Employee stock purchase plan shares issued	0.042	0.042	0.028	0.029	0.024
Restricted shares issued	0.395	—	0.008	0.009	0.297
Restricted shares forfeited	—	—	(0.012)	(0.002)	(0.002)

Common shares outstanding, end of period	119.074	118.637	118.595	118.571	118.535
Outstanding warrants	18.976	18.976	18.976	18.976	18.976

Total outstanding common shares and shares subject to outstanding warrants, end of period	138.050	137.613	137.571	137.547	137.511

	As of
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
Tangible book value:
Total stockholders’ equity	$3,154.7	$3,114.9	$3,042.2	$2,627.3	$2,410.2
Less:
Deferred policy acquisition costs	182.1	186.0	174.7	207.8	230.5
Goodwill and other	114.1	120.7	117.0	108.6	113.4

Tangible Book Value	$2,858.5	$2,808.2	$2,750.5	$2,310.9	$2,066.3

Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill, intangible assets and certain other non-tangible assets. Stockholders’ equity is the most directly comparable GAAP measure to tangible book value.

Symetra Financial Corporation

1Q 2012 Financial Supplement

ROE and Operating ROAE

(In millions)

	Twelve Months Ended
	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011
ROE:
Net income for the twelve months ended [1]	$217.7	$195.8	$182.8	$227.0	$202.1
Average stockholders’ equity [2]	$2,869.9	$2,710.2	$2,625.6	$2,481.8	$2,346.8

ROE	7.6%	7.2%	7.0%	9.1%	8.6%

Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$205.8	$190.2	$185.6	$180.5	$170.7
Average adjusted book value[3]	$2,049.5	$2,002.4	$1,957.7	$1,916.7	$1,871.0

Operating ROAE	10.0%	9.5%	9.5%	9.4%	9.1%

1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.

2 Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.

3 Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.

Calculation of average stockholders’ equity:

The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2012	2011	2010
Stockholders’ Equity
	Dec. 31		$3,114.9	$2,356.6
	Sep. 30		3,042.2	2,691.6
	Jun. 30		2,627.3	2,323.1
	Mar. 31	$3,154.7	2,410.2	1,952.7
AOCI
	Dec. 31		$1,027.3	$437.6
	Sep. 30		1,021.1	827.3
	Jun. 30		609.7	507.1
	Mar. 31	$1,000.1	443.7	163.7

Reconciliation of adjusted operating income:

The following data in connection with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended September 30, 2011, June 30, 2011, and March 31, 2011.

	Three Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010
Net income	$60.7	$54.7	$33.2
Less: Net realized investment gains (losses) (net of taxes)	15.0	13.1	(6.4)
Add: Net realized gains (losses) — FIA (net of taxes)	0.8	0.2	(0.9)

Adjusted operating income	$46.5	$41.8	$38.7

Symetra Financial Corporation

1Q 2012 Financial Supplement

Addendum

RMBS Prepayment Exposure

(In millions)

								Mar. 31, 2012 Trailing 12 Month		Prepayment Speed Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q1 2012 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q1 2012
Agency:
CMO
2012	$25.6	$(0.3)	$25.3	$0.6	$(0.4)	3.6%	106.4	106.4	106.4	$—
2011	286.4	13.4	299.8	12.1	(2.5)	3.6%	502.2	447.9	531.7	—
2010	508.6	47.1	555.7	14.8	(10.5)	4.6%	432.8	349.8	454.8	0.3
2009	200.4	20.7	221.1	2.1	(2.4)	4.8%	222.8	192.1	258.0	0.1
2008	4.8	0.2	5.0	—	—	5.8%	302.7	259.2	302.7	—
2007	28.1	1.7	29.8	1.0	—	6.5%	369.2	384.0	443.0	(0.1)
2006	34.4	1.7	36.1	—	—	6.7%	408.4	412.3	483.7	—
2005	53.6	6.2	59.8	0.4	—	6.3%	259.0	257.6	295.8	—
2004 & Prior	553.1	73.3	626.4	15.1	(5.6)	6.2%	300.4	274.6	320.0	0.3

Agency CMO	$1,695.0	$164.0	$1,859.0	$46.1	$(21.4)	5.1%	364.2	318.2	390.2	$0.6

Passthrough
2012	$—	$—	$—	$—	$—	0.0%	—	—	—	$—
2011	50.3	1.0	51.3	0.1	(2.0)	4.1%	9.7	8.5	9.7	—
2010	264.2	10.8	275.0	0.1	(9.3)	4.7%	13.9	9.0	14.6	—
2009	697.2	38.9	736.1	—	(26.6)	5.8%	16.1	12.9	17.6	0.1
2008	45.6	4.0	49.6	—	(0.9)	6.3%	24.5	23.2	28.4	—
2007	31.9	2.8	34.7	0.2	(0.7)	6.4%	20.4	22.0	25.8	—
2006	10.9	1.2	12.1	0.1	—	6.5%	25.6	26.6	31.3	—
2005	12.3	1.4	13.7	0.6	(0.1)	5.2%	—	0.9	3.5	—
2004 & Prior	67.2	6.7	73.9	1.1	(0.5)	5.8%	21.8	19.3	23.9	—

Agency Passthrough	1,179.6	66.8	1,246.4	2.2	(40.1)	5.5%	16.0	12.9	17.6	0.1

Total RMBS Agency	$2,874.6	$230.8	$3,105.4	$48.3	$(61.5)	5.3%	—	—	—	$0.7

Non-Agency
2008 - 2012	$—	$—	$—	$—	$—	—	—	—	—	$—
2007	20.1	1.3	21.4	5.8	—	6.1%	187.3	202.6	235.0	—
2006	89.3	(0.8)	88.5	11.3	—	6.0%	196.7	196.3	218.7	1.3
2005	101.6	(3.3)	98.3	2.8	—	5.7%	270.8	232.3	288.3	0.1
2004 & Prior	136.7	3.8	140.5	3.2	(0.2)	5.9%	329.4	282.4	359.2	0.2

Non-Agency CMO	347.7	1.0	348.7	23.1	(0.2)	5.9%	270.0	241.1	295.2	1.6

Total RMBS Non-Agency	$347.7	$1.0	$348.7	$23.1	$(0.2)	5.9%	270.0	241.1	295.2	$1.6

Total RMBS	$3,222.3	$231.8	$3,454.1	$71.4	$(61.7)	5.3%	—	—	—	$2.3

Top 10 RMBS

									Mar. 31, 2012 Trailing 12 Month		Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q1 2012 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q1 2012
GNMA	2009	$90.6	$4.3	$94.9	$—	$(5.3)	6.2%	2.4	5.3	7.1	$—
Fannie Mae	2009	85.9	4.8	90.7	—	(1.9)	5.5%	28.8	23.1	28.8	—
GNMA	2009	83.2	4.2	87.4	—	(4.7)	6.2%	2.5	3.1	4.2	—
GNMA	2009	57.1	3.6	60.7	—	(1.8)	6.2%	4.7	1.2	4.7	—
Fannie Mae	2009	55.5	2.4	57.9	—	(2.0)	5.4%	24.5	14.9	24.5	—
GNMA	2010	54.5	1.8	56.3	—	(2.2)	4.5%	4.0	2.4	4.0	—
GNMA	2009	50.4	3.5	53.9	—	(2.0)	5.5%	9.0	6.8	9.0	—
Fannie Mae	2009	39.3	1.3	40.6	—	(1.7)	5.4%	13.1	11.5	13.4	—
GNMA	2010	37.1	1.8	38.9	—	(2.1)	4.9%	—	—	—	—
Fannie Mae	2010	34.0	1.4	35.4	—	(1.2)	5.3%	21.4	15.4	21.4	—

Total		$587.6	$29.1	$616.7	$—	$(24.9)	—	—	—	—	$—

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Addendum

CMBS Prepayment Exposure

(In millions)

							Prepayment Speed Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q1 2012
Agency
CMO
2012	$—	$—	$—	$—	$—	0.0%	$—
2011	44.8	1.3	46.1	—	(1.3)	4.9%	—
2010	21.6	1.3	22.9	—	(1.8)	5.0%	—
2009	10.3	0.8	11.1	—	—	6.5%	—
2008	36.9	0.6	37.5	—	(1.5)	4.9%	0.1
2007	54.6	1.2	55.8	—	(3.2)	5.6%	—
2006	61.6	(0.6)	61.0	—	(3.2)	5.7%	(0.1)
2005	32.0	1.0	33.0	—	(1.6)	5.8%	—
2004 & Prior	115.3	8.4	123.7	—	(3.5)	6.7%	(0.1)

Agency CMO	$377.1	$14.0	$391.1	$—	$(16.1)	5.8%	$(0.1)

Passthrough
2005 - 2012	$—	$—	$—	$—	$—	0.0%	$—
2004 & Prior	89.2	4.7	93.9	0.2	(2.8)	7.5%	—

Agency Passthrough	89.2	4.7	93.9	0.2	(2.8)	7.5%	—

Total CMBS Agency	$466.3	$18.7	$485.0	$0.2	$(18.9)	6.1%	$(0.1)

Non-Agency
2012	$16.2	$—	$16.2	$—	$(0.2)	3.8%	$—
2011	136.3	4.1	140.4	—	(1.7)	5.5%	—
2010	1.2	—	1.2	—	—	4.0%	—
2009	—	—	—	—	—	0.0%	—
2008	69.7	8.1	77.8	1.5	(0.2)	6.1%	—
2007	416.0	58.5	474.5	15.9	(0.4)	5.8%	—
2006	170.2	24.4	194.6	7.5	(0.9)	5.9%	—
2005	247.9	29.8	277.7	7.7	—	5.4%	(0.1)
2004 & Prior	154.7	3.3	158.0	0.9	(1.7)	6.1%	—

Non-Agency CMO	1,212.2	128.2	1,340.4	33.5	(5.1)	5.7%	(0.1)

Total CMBS Non-Agency	$1,212.2	$128.2	$1,340.4	$33.5	$(5.1)	5.7%	$(0.1)

Total CMBS	$1,678.5	$146.9	$1,825.4	$33.7	$(24.0)	5.8%	$(0.2)

Top 10 CMBS

								Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q1 2012
Commercial Mtg Pass-Through	2003	$49.8	$1.6	$51.4	$0.3	$—	5.6%	$—
Bear Stearns Commercial Mortgage	2006	48.4	7.8	56.2	1.6	—	5.9%	—
Bear Stearns Commercial Mortgage	2007	47.7	6.1	53.8	2.3	—	5.2%	—
GS Mtg Sec Corp II	2005	44.7	7.9	52.6	0.3	—	5.6%	—
WF-RBS Commercial Mtg Trust	2011	42.8	0.8	43.6	—	(1.0)	5.6%	—
Wachovia Bank Commercial Mortgage	2006	39.3	5.1	44.4	0.7	—	6.0%	—
Citigroup Commercial Mortgage	2008	37.9	3.0	40.9	0.1	—	6.2%	—
GNMA	2007	37.4	0.9	38.3	—	(2.4)	5.5%	—
Bear Stearns Commercial Mortgage	2007	35.7	6.0	41.7	0.9	—	5.9%	—
JP Morgan Chase Commercial Mortgage	2007	34.2	3.9	38.1	0.1	—	5.7%	—

Total		$417.9	$43.1	$461.0	$6.3	$(3.4)	—	$—

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

1Q 2012 Financial Supplement

Addendum

European Exposure

(In millions)

				Sector
Country	Amortized Cost	Fair Value	% of Exposure	Sovereign Debt	Financial Industry	Other Corporate
United Kingdom	$475.8	$528.8	36.0%	$—	$33.3	$495.5
Netherlands	429.1	461.2	31.4%	—	—	461.2
Luxembourg	118.5	128.8	8.7%	—	—	128.8
Switzerland	102.0	104.6	7.1%	—	104.6	—
France	101.2	102.8	7.0%	—	17.0	85.8
Sweden	43.0	50.0	3.4%	—	—	50.0
Germany	25.1	23.2	1.6%	—	13.1	10.1
Italy	17.7	18.8	1.3%	—	—	18.8
Spain	19.0	18.8	1.3%	—	—	18.8
Belgium	7.1	7.8	0.5%	—	—	7.8
Finland	7.8	7.8	0.5%	—	—	7.8
Norway	6.1	7.0	0.5%	—	0.7	6.3
Greece	5.9	5.8	0.4%	—	—	5.8
Austria	2.7	2.8	0.2%	—	—	2.8
Ireland	1.0	1.0	0.1%	—	—	1.0
Portugal	1.0	0.9	0.0%	0.9	—	—

Total	$1,363.0	$1,470.1	100.0%	$0.9	$168.7	$1,300.5

Note: The table above includes $8.7 million in marketable equity securities.

Top 10 European Exposures

Name	Amortized Cost	Fair Value	Moody’s	S&P
Deutsche Telekom Int Fin	$117.9	$121.9	Baa1	BBB+
Royal Dutch Shell PLC	100.9	113.7	Aa1	AA
TYCO Int’l	100.7	111.8	A3	A-
Vodafone Group PLC	79.8	92.0	A3	A-
Tesco PLC-ADR	75.7	90.2	A3	A-
Philips Electronics NV	72.2	82.8	A3	A-
Diageo Capital PLC	72.4	79.8	A3	A-
SABMiller PLC	65.7	75.0	Baa1	BBB+
Electricite de France	61.1	62.5	Aa3	A+
BP Capital PLC	49.9	56.6	A2	A

Total	$796.3	$886.3